Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, dated as of December 21, 2023, (this “Agreement”) is entered into by and among Powermers Smart Industries, Inc., a Delaware corporation (the “Company”), and Antara Total Return SPAC Master Fund LP, a Cayman Islands exempted limited partnership (the “Investor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, concurrently with the execution of this Agreement, OCA Acquisition Corp., a Delaware corporation (the “SPAC”), POWR Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), and the Company are entering into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated therein, the “Business Combination”);

WHEREAS, the Company proposes to issue and sell to the Investor, and the Investor proposes to purchase from the Company, on the terms and subject to the conditions set forth in this Agreement (such transaction, the “Sale”), convertible promissory notes with an aggregate principal amount of $8,000,000 (the “Authorized Principal Amount”), in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”);

WHEREAS, the Notes shall automatically convert into shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock” and the Company Common Stock and the Notes, collectively, the “Securities”) in certain situations, including in connection with the closing of the Business Combination, following the Stock Split and immediately prior to the Merger (the “BCA Closing”); and

WHEREAS, the Notes are being offered and sold to the Investor, on the terms and subject to the conditions set forth in this Agreement, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from the registration requirements under the Securities Act.

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes.

(a) Issuance of Notes. The sale and purchase of the Notes shall take place at two Closings (as defined below). At each Closing, the Company will issue and sell to the Investor, and, subject to all of the terms and conditions hereof, the Investor will purchase the Notes, as the case may be, in the principal amount set forth opposite the Investor’s name on Schedule I and Schedule II hereto (each such principal amount, a “Purchase Price”).

(b) Closing.

(i) Sale and Purchase of Notes to Investor. Subject to the terms and conditions of this Agreement, at each Closing the Company hereby agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Company, such Notes at such Purchase Price as set forth on Schedule I or Schedule II, as applicable.

(ii) Initial Closing. The closing of the sale, purchase and issuance of the Notes with an aggregate principal amount of $3,000,000 under this Agreement (the “Initial Closing”) shall be held remotely, concurrently with the execution of the Business Combination Agreement, or at such time and place upon which the parties shall agree in writing (such date is hereinafter referred to as the “Initial Closing Date”).

(iii) Milestone Closing. Within ten (10) business days of the receipt by the Company of initial comments from the SEC related to the filing of the Registration Statement (the “Milestone Completion Date”), the Company shall sell and issue, and the Investor shall purchase, at a subsequent closing (the “Milestone Closing”, and along with the Initial Closing, a “Closing”), an additional aggregate principal amount of $5,000,000 of Notes to the Investor as set forth on Schedule II hereto. Any such sale and issuance of Notes in the Milestone Closing shall be on the same terms and conditions as those contained herein. The Milestone Closing shall take place at such date, time and place as shall be approved by the Company and the Investor (but in no event shall be more than ten business days following the Milestone Completion Date) (such date is hereinafter referred to as the “Milestone Closing Date”, and along with the Initial Closing Date, a “Closing Date”).

(iv) Delivery. At each Closing, subject to the terms and conditions of this Agreement, the Company will deliver to the Investor an executed Note in the name of the Investor in the principal amount purchased at such Closing by the Investor, against payment of the Purchase Price therefor by wire transfer pursuant to the instructions set forth on Schedule III hereto or subsequently provided in writing by the Company.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor and acknowledges and agrees with the Investor as follows as of each Closing Date:

(a) The Company has been duly incorporated, is validly existing as a corporation and is in good standing under the Laws of the State of Delaware and has the corporate power and authority to own, operate and lease its properties, rights and assets and to conduct its business as it is now being conducted. The Company is duly licensed, registered or qualified and in good standing (or the equivalent thereof) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed, registered or qualified, except where failure to be so licensed, registered or qualified would not reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole.

(b) The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Notes (together, the “Note Documents”), to issue and sell the Notes and the underlying shares of Company Common Stock issuable upon conversion thereof, and to carry out the provisions of the Note Documents and the Company’s Certificate of Incorporation and to carry on its business as presently conducted and as presently proposed to be conducted. The execution, delivery and performance of the Note Documents and the consummation of the transactions contemplated thereby have been duly authorized by the board of directors of the Company, and no other corporate proceeding on the part of the Company is necessary to authorize the Note Documents or the Company’s performance thereunder. The Note Documents have been or will be, as applicable, duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by the Investor, the Note Documents constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

(c) The Note Documents, the performance of the Company’s obligations thereunder or the consummation of the transactions contemplated thereby shall not, directly or indirectly (with or without due notice or lapse of time or both), (a) contravene or conflict with the certificate of incorporation or bylaws of the Company or its Subsidiaries, (b) contravene or conflict with or constitute a violation of any provision of any Data Protection Requirement or any Law, Permit or Governmental Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Specified Contract or Real Property Lease or (d) result in the creation or imposition of any Lien on any asset, property or Equity Security of the Company or any of its Subsidiaries (other than any Permitted Liens) or result in a violation of, a termination (or right of termination) or cancellation of, or default under, or the creation or acceleration of any obligation or the loss or reduction of a benefit under, any provision of, any Specified Contract or Real Property Lease, except in the case of each of clauses (b) through (d) for such violations, contraventions, conflicts, creations, impositions, violations, terminations, breaches or defaults reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole.

(d) No action by, notice, consent, approval, waiver or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Company with respect to the execution, delivery or performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

(e) No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other similar fee, commission or other similar payment in connection with the transactions contemplated hereby based upon arrangements made by the Company for which any Investor or any of its respective affiliates may become liable.

(f) Subject in part to the truth and accuracy of each of the Investor’s representations and warranties set forth in Section 3 of this Agreement, it is not necessary in connection with the issuance of the Notes to the Investor in the manner contemplated by this Agreement, to register the issuance of the Notes under the Securities Act. None of the Company, any of its subsidiaries, any of its affiliates or any person acting on its behalf directly or indirectly, has offered, sold or solicited any offer to buy and will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the issuance of the Notes and require the issuance of the Notes to be registered under the Securities Act.

(g) Subject in part to the truth and accuracy of the Investor’s representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the shares of Company Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and will not result in a violation of the qualification or registration requirements of any applicable state or foreign securities laws, and none of the Company, any of its subsidiaries, any of its affiliates or any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(h) The shares of Company Common Stock issuable by the Company upon conversion of the Notes have been duly authorized and validly reserved for issuance, and when issued, sold and delivered in accordance with the terms of the Notes, will be duly authorized and validly issued, fully paid and nonassessable.

(i) To the Company’s knowledge, no Company Covered Person (as defined herein) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act (“Disqualification Events”). The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act; provided, however, that Company Covered Persons do not include (i) the Investor, or (ii) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between such person or entity and any Investor.

(j) The Company shall use the proceeds of the Notes (i) solely for working capital purposes for the operation of its business and (ii) in compliance with all applicable laws.

(k) The Company agrees that the Investor may rely upon the representations and warranties made by the Company to the SPAC in Article IV of the Business Combination Agreement, which representations and warranties shall be subject to the limitations set out in the Business Combination Agreement and shall also be qualified by disclosures contained in the disclosure schedules to the Business Combination Agreement.

(l) Except for the representations and warranties made by the Company that are contained in this Section 2 and in Article IV of the Business Combination Agreement, none of the Company, any of its subsidiaries, or any of its respective officers, directors, employees, stockholders, affiliates, agents, advisors or other representatives, or any other person or entity acting on behalf of it, or any other party to the Business Combination Agreement, makes any representations or warranties, express or implied, and the Company hereby expressly disclaims any other representations or warranties made with respect to it or its respective subsidiaries or affiliates, the Notes, the Company Common Stock, this Agreement or the transactions contemplated hereby.

3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows as of each Closing Date:

(a) The Investor is an exempted company, corporation, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the laws of its jurisdiction of organization, incorporation or formation (as applicable).

(b) The Investor has the requisite exempted company, corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary exempted company, corporate, limited liability company or other similar action on the part of the Investor. This Agreement has been duly and validly executed and delivered by the Investor and constitutes the valid, legal and binding agreement of the Investor (assuming this Agreement has been, upon execution hereof, duly authorized, executed and delivered by the other parties), enforceable against the Investor in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

(c) The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not (i) to the Investor’s knowledge, violate any provision of, or result in the breach of, any law to which the Investor is subject or by which any property or asset of the Investor is bound, (ii) conflict with or result in a violation of the governing documents of the Investor, or (iii) violate any provision of or result in breach, default or acceleration under any contract binding upon the Investor or to the Investor’s knowledge require any consent or approval that has not been given or other action that has not been taken by any person, except in the case of clause (i) or (iii) directly above, as would not reasonably be expected to prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

(d) No consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Investor with respect to the Investor’s execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except for filings, notices and reports pursuant to, in compliance with or required to be made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e) As of the date hereof, there are no Actions pending against the Investor, or to the knowledge of the Investor, threatened against the Investor, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

(f) No broker, finder, investment banker or other similar person is entitled to any brokerage fee, finders’ fee or other similar commission in connection with the transactions contemplated hereby based upon arrangements made by the Investor for which the Company or any of its affiliates may become liable.

(g) The Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Notes and to enter into this Agreement. Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by the Company or any other party to the Business Combination Agreement in making its decision to enter into, deliver and perform its obligations under this Agreement. The Investor further acknowledges that that there have been no representations, warranties, covenants or agreements made to Investor by the Company, any other party to the Business Combination Agreement, or any of their respective officers, directors, shareholders, representatives or managers, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Agreement. The Investor acknowledges that the agreements contained herein with respect to the Notes are irrevocable.

(h) The Investor (i) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is purchasing the Notes for its own account or for one or more separate accounts maintained by it for the benefit of one or more other accredited Investor and not with a view to the distribution thereof, provided that the disposition of the Investor’s property shall at all times be within the Investor’s control, (iii) has no present intention of selling, granting any participation in, or otherwise distributing the Securities in violation of law and does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Securities, (iv) understands that (a) the Securities are, or will be, “restricted securities” under applicable U.S. federal state securities laws and that, pursuant to these laws, the Securities have not been registered under the Securities Act and must be held indefinitely unless they are registered pursuant to the provisions of the Securities Act or if an exemption from registration is available and (b) no public market exists for the Securities and that the Company has not made any assurance that a public market will ever exist for the Securities, (v) will not sell, transfer or otherwise dispose of the Securities except in compliance with the terms of this Agreement and the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an applicable exemption therefrom, (vi) acknowledges that the Company has no obligation to register or qualify the Securities for resale other than as described herein, (vii) is knowledgeable with respect to the Company and its subsidiaries and their respective conditions (financial and otherwise), results of operations, businesses, properties, assets, liabilities, plans, management, financing and prospects, (viii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities, and of making an informed investment decision and has so evaluated the merits and risks of such investment and without reliance upon the Company, its subsidiaries or affiliates or any other person (except for the Company’s representations and warranties and statements set forth in this Agreement) made its own analysis and decision to consummate the Sale, (ix) recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of the Investor’s investment, and is able to bear the economic risk of an investment in the Securities, including holding them for an indefinite period, and is able to afford a complete loss of such investment, (x) was given the opportunity to ask questions and receive answers concerning the terms and conditions of the Sale and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense, including with respect to the Company and its subsidiaries’ conditions (financial and otherwise), results of operations, businesses, properties, assets, liabilities, plans, management, financing and prospects, and the Company and its representatives have answered to the satisfaction of the Investor all inquiries that the Investor has put to the Company, and (x) acknowledges that it was afforded the opportunity to conduct due diligence on the Company and its subsidiaries prior to execution of this Agreement.

(i) Neither the Investor, nor any person acting on its behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Notes or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Notes under the Securities Act.

(j) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the Sale constitutes legal, tax or investment advice. The Investor has consulted such legal, tax, accounting and investment advisors as it, in its sole discretion, has deemed to be necessary or appropriate in connection with its purchase of the Notes, and it relies solely on such advisors and not on any statements or representations of the Company or other parties to the Business Combination Agreement, or any of their respective agents or representatives with respect to such legal, tax, accounting and investment consequences (except for the Company’s representations and warranties and statements set forth in this Agreement and in Article IV of the Business Combination Agreement).

(k) As of the date of this Agreement, (i) the Investor is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (ii) the Investor’s acquisition and holding of the Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law, to the extent such laws are applicable to the Investor.

(l) The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or otherwise currently the subject or target of any sanctions administered by the OFAC, the U.S. Department of State or other applicable governmental entity, (ii) owned or controlled by, or acting on behalf of, a person that is named on the OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to use reasonable best efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law.

(m) The Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(n) The Investor is not subject to any Disqualification Event.

4. Conditions to Closing of the Investor. The Investor’s obligation to purchase the Notes at a Closing is subject to the satisfaction, at or prior to such Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made (except for those representations and warranties made as of a specific date as to which they are true and correct as of such date), and shall be true and correct in all respects, or with respect to those representations and warranties that do not contain any materiality qualifier in all material respects, on the Closing Date.

(b) Covenants. The Company shall have performed all obligations and conditions required to be performed or observed by it on or prior to the Closing Date.

(c) Closing Certificate. The Company shall have duly executed and delivered to the Investor a certificate from the Company in form and substance reasonably satisfactory to the Investor, validly executed by the Chief Executive Officer or Chief Financial Officer of the Company for and on behalf of the Company, certifying as to the matters set for in Section 4(a) and Section 4(b).

(d) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(e) Legal Requirements. At such Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Notes shall be legally permitted by all laws and regulations to which the Investor or the Company are subject.

(f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor.

(g) Material Adverse Effect. There shall have been no circumstance, effect, change, event or development that, individually or in the aggregate, has had, has or would reasonably be expected to have a Company Material Adverse Effect.

(h) Note Documents. The Company shall have duly executed and delivered to the Investor, and filed with the appropriate governmental authority, as applicable, the following Note Documents:

(i) This Agreement; and

(ii) Each Note issued hereunder at such Closing;

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes to the Investor at a Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 3 hereof shall have been true and correct when made (except for those representations and warranties made as of a specific date as to which they are true and correct as of such date), and shall be true and correct in all respects, or with respect to those representations and warranties that do not contain any materiality qualifier in all material respects, on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Legal Requirements. At such Closing, the sale and issuance by the Company, and the purchase by the Investor, of the Notes shall be legally permitted by all laws and regulations to which the Investor or the Company are subject.

(d) Purchase Price. The Investor shall have delivered to the Company the Purchase Price in respect of the Notes being purchased by the Investor referenced in Section 1 hereof.

6. Covenants.

(a) The book-entry interests representing the Notes or the Company Common Stock will bear the legends set forth below, as applicable:

(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

(ii) Any legend set forth in, or required by, the Business Combination Agreement or an ancillary agreement thereto.

(iii) Any legend required by the securities laws of any state to the extent such laws are applicable.

(b) Upon conversion of the Notes, the Company shall issue the shares of Company Common Stock to the Investor in book-entry form and shall make appropriate notation on the books and records of the Company with respect thereto.

(c) Upon issuance, the Company Common Stock will have been duly authorized, validly issued, fully paid and nonassessable, and shall be free and clear of any and all liens, except for restrictions imposed by applicable securities laws.

(d) The Company shall cooperate with holders of shares of Company Common Stock to cause the removal of all restrictive legends from any shares of Company Common Stock being properly sold under the Registration Statement or pursuant to Rule 144 under the Securities Act within two (2) business days of a holder’s request and cause its legal counsel to deliver the necessary legal opinions, if any, to the Company’s transfer agent in connection with the instruction to remove the restrictive legends upon the receipt of such supporting documentation, if any, as reasonably requested by such counsel.

(e) The Company shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation prior to the conversion of the Notes, for a sufficient number of shares of Company Common Stock for delivery or issuance.

(f) Other than draws under the Company’s and its Subsidiaries’ credit facilities, and other than in the ordinary course of business and consistent with past practices, the Company shall not, and shall cause its Subsidiaries not to, incur, create or assume any material Indebtedness in excess of $2,500,000 without the prior written consent of the Investor.

(g) At the closing of the Business Combination, Company Common Stock shall be approved for listing on the New York Stock Exchange, New York Stock Exchange American, Nasdaq Stock Market or any other national securities exchange.

(h) The Company Common Stock shall be included as “Registrable Securities” as such term is defined under that certain Registration Rights Agreement contemplated by the Business Combination Agreement, and the Investor (and its permitted transferees under Section 8(e) of this Agreement) shall be a party to such Registration Rights Agreement.

7. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) repayment of the principal balance of the Note, including any accrued and unpaid interest, in full and the disposition by the Investor of the Company Common Stock, (ii) the mutual written agreement of each of the parties hereto to terminate this Agreement, (iii) by the Investor (x) upon the failure of the Company to perform or comply in all material respects with any of its covenants or agreements contained in this Agreement which are to be performed or complied with by the Company, or (y) if any representation or warranty of the Company contained in this Agreement shall not be true and correct in all material respects; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, or fraud, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach; however the obligation of the Company to repay the outstanding principal balance of the Note plus accrued and unpaid interest thereon shall survive in the case of the termination of this Agreement pursuant to clause (ii) or (iii) of this sentence. Notwithstanding anything to the contrary herein, the provisions of this Section 7 shall survive the termination of this Agreement.

8. Miscellaneous.

(a) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

(i) The Investor acknowledges that the Company, will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to each Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate (subject to any qualification as to materiality applicable thereto).

(ii) Each of the Investor and the Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(iii) The Investor shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement on the terms and conditions described herein

(b) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by email (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows:

(i) If to the Company:

Ares (USA) Smart Industries Inc.

1500 Broadway, Suite 3300A

New York, New York 10036

Attention: Chris Thorne

Email: [***]

with a copy (which shall not constitute notice) to:

Graubard Miller

405 Lexington Avenue, 44th Floor

New York, New York 10174

Attention: David A. Miller; Jeffrey M. Gallant

Email: [***], [***]

(ii) If to the Investor, to such address or addresses set forth on the applicable signature page hereto; or

(iii) to such other address or addresses as the parties may from time to time designate in writing. Without limiting the foregoing, any party may give any notice or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

(c) Entire Agreement. The Note Documents constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter(s) entered into relating to the subject matter hereof.

(d) Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the parties hereto.

(e) Assignment. The Investor may assign its rights under this Agreement to any transferee in connection with a transfer permitted under the Notes.

(f) Benefit. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

(g) Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of, or relating to, any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) or any of the transactions contemplated hereby or any of the transactions contemplated thereby, shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

(h) Submission to Jurisdiction. Any proceeding based upon, arising out of, or relating to (i) this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby, must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably (a) submits to the exclusive jurisdiction of each such court n any such proceeding, (b) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum in such courts, (c) agrees that all claims in respect of the proceeding shall be heard and determined only in any such court and (d) agrees not to bring any proceeding based upon, arising out of or relating to, this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any proceeding brought pursuant to this Section 8(h).

(i) MUTUAL WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, PROCEEDING OR CAUSE OF ACTION BASED UPON, ARISING OUT OF, OR RELATING TO, (I) THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, PROCEEDING OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(i).

(j) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

(k) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(l) Survival. All representations and warranties made by the parties hereto in this Agreement shall survive each Closing.

(m) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(n) Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by email transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(o) Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

(p) Mutual Drafting. This Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party.

(q) No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between the Investor, on the one hand, and the Company, on the other hand, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties.

(r) No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future shareholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or affiliates of any party hereto, or any former, current or future direct or indirect shareholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

(s) Expenses. Each party shall bear its own expenses in connection with the negotiation and drafting of this Agreement and transactions contemplated hereby.

(t) Currency. All currency amounts set forth in this Agreement are in U.S. Dollars.

(u) Confidentiality. This Agreement is to be kept strictly confidential and none of the Company or the Investor may disclose the existence or the terms hereof to any person without the consent of the other party, other than (a) as required by Law (including any public disclosure in connection with the Business Combination), (b) to each party’s officers, directors, employees, accountants, attorneys, and other advisors, (c) to any equity holder of the Company, (d) to any current or potential financing source of the Company or any potential acquirer, directly or indirectly, of an equity interest in the Company, and, in the case of the foregoing clauses (c) and (d), only if the recipient thereof is subject to confidentiality obligations in respect thereof, or (e) to the parties to the Business Combination Agreement and their respective officers, directors, employees, accountants, attorneys and other advisors.

(Signature Page Follows)

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

POWERMERS SMART INDUSTRIES, INC.

By:	/s/ Christopher Thorne
Name:	Christopher Thorne
Title:	Chief Executive Officer

[Signature Page to Note Purchase Agreement]

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR:

ANTARA CAPITAL TOTAL RETURN SPAC MASTER FUND LP

by Antara Capital Total Return SPAC Master Fund GP LLC, its general partner

By:	/s/ Himanshu Gulati
Name:	Himanshu Gulati
Title:	Managing Member

Address:
Antara Capital Total Return SPAC Master Fund LP
55 Hudson Yard, 47th Floor, Suite C
New York, NY 10001

[Signature Page to Note Purchase Agreement]

Schedule I

INITIAL CLOSING DATE SCHEDULE OF INVESTOR

Investor	Principal Amount / Purchase Price
Antara Capital Total Return SPAC Master Fund LP	$3,000,000
Total	$3,000,000

Schedule II

MILESTONE CLOSING DATE SCHEDULE OF INVESTOR

Investor	Principal Amount / Purchase Price
Antara Capital Total Return SPAC Master Fund LP	$5,000,000
Total	$5,000,000

Exhibit A

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE (“NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THIS NOTE, PLEASE CONTACT CHRIS THORNE, CHIEF EXECUTIVE OFFICER, 1500 BROADWAY, SUITE 3300A, NEW YORK, NEW YORK 10036.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: [●]	Dated as of [●], [2023]

Powermers Smart Industries, Inc., a Delaware corporation (the “Maker”), promises to pay to the order of Antara Capital Total Return SPAC Master Fund LP, a Cayman Islands limited partnership, or its registered assigns or successors in interest (the “Payee”), the principal sum of $[●] in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds.

Prior to the issuance of this Note, among other things, the Maker and the Payee entered into a Note Purchase Agreement (the “Note Purchase Agreement”).

Capitalized terms used herein without definition shall have the meanings given to such terms in the Note Purchase Agreement unless otherwise specified.

2. Principal. The Outstanding Amount (as defined below) shall be automatically due and payable in full on the earliest to occur of (i) the second anniversary of the termination of the Business Combination Agreement, (ii) following the termination of the Business Combination Agreement, a Public Offering, and (iii) following the termination of the Business Combination Agreement, the Maker’s receipt of greater than or equal to $15,000,000 in connection with the issuance of any debt and/or equity securities of the Maker (the “Maturity Date”). All amounts owed at the Maturity Date shall be repaid in a mutually agreed upon schedule based on available free-cash of the Maker. As used herein, “Public Offering” means (a) the closing of the Maker’s first firm commitment underwritten initial public offering of Company Common Stock pursuant to an effective registration statement filed under the Securities Act, covering the offer and sale of Company Common Stock that results in the listing of the shares of Company Common Stock on the New York Stock Exchange, New York Stock Exchange American or the Nasdaq Stock Market, (b) a transaction pursuant to which the Maker (and potentially one or more other companies) combines with a special purpose acquisition vehicle (other than the SPAC) and where the surviving or resulting entity will be a publicly-traded company with common stock traded on the New York Stock Exchange, New York Stock Exchange American or the Nasdaq Stock Market, or (c) the Maker’s initial listing of Company Common Stock (other than shares of Company Common Stock not eligible for resale under Rule 144 under the Securities Act) on the New York Stock Exchange, New York Stock Exchange American or the Nasdaq Stock Market by means of an effective registration statement filed by the Maker with the SEC that registers shares of Company Common Stock for resale, as approved by the Maker’s board of directors.

3. Interest. Interest shall accrue on the unpaid principal balance of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), at an annual rate equal to 5% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the Outstanding Amount is paid (or this Note is converted, as provided in Section 4); provided, however, that if the Business Combination Agreement is terminated under Section 10.01(e) thereof, interest shall accrue at the rate of 10% per annum thereafter. Interest shall accrue daily and be paid on the Maturity Date. Any accrued interest, which for any reason has not theretofore been paid, shall be paid in full on the date on which the final principal payment on this Note is made.

4. Application of Payments. All payments shall be applied solely to the reduction of the unpaid Outstanding Amount of this Note. This Note may not be prepaid without the consent of the Payee.

5. Conversion.

(a) Conversion Mechanics. In connection with the closing of the Business Combination, following the Stock Split and immediately prior to the effective time of the Merger (as defined in the Business Combination Agreement), the Outstanding Amount shall automatically convert into [●] shares of Company Common Stock.

(b) Effect of Conversion. In the event that this Note is converted pursuant to Section 4(a) of this Note, the Payee shall surrender this Note, duly endorsed, to the Maker, and this Note shall thereupon be canceled (subject to fulfillment of all of the Maker’s obligations under the Note Purchase Agreement or in any other agreement between the Maker and the Payee).

6. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by the Maker to pay any amount due pursuant to this Note within five (5) business days of the applicable Maturity Date.

(b) Breaches of Covenants. The failure by the Maker to observe, keep or perform any other covenant, obligation, condition or agreement contained in the Note Purchase Agreement, with such failure continuing for thirty (30) days after the earlier of (i) the Payee’s receipt of written notice to the Payee of such failure or (ii) the Maker’s receipt of written notice of the Payee’s actual knowledge of such failure.

(c) Breaches of Representations and Warranties. Failure of any of the representations and warranties of the Maker under the Note Purchase Agreement to be true and correct in all material respects as of the date of this Note or at any time thereafter.

(d) Other Payment Obligations. As to Indebtedness (as defined in the Business Combination Agreement) for borrowed money of the Maker in an aggregate amount in excess of $100,000 at any time: (i) the Maker or any of its subsidiaries shall fail to make any payment due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any such Indebtedness and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, (ii) any other default shall exist under any agreement or instrument of the Maker or any of its subsidiaries related to any such Indebtedness, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required payment) prior to the stated maturity thereof.

(e) Judgements. A final judgment or order shall be rendered against the Maker or any of its subsidiaries and such judgment or order shall remain unsatisfied or undischarged and in effect for thirty (30) consecutive days without a stay of enforcement or execution or distress, enforcement power, execution, charging order, garnishee order or other process shall be levied upon or enforced upon any part of the assets or property of the Maker or any of its subsidiaries which is not paid out or discharged within 30 consecutive days; provided that this Section 5(e) shall not apply (i) to any judgment for which the Maker or any of its subsidiaries is fully insured (except for normal deductibles in connection therewith) and with respect to which the insurer has assumed the defense and is not defending under reservation of right and with respect to which the Maker or any of its subsidiaries reasonably believes the insurer will pay the full amount thereof (except for normal deductibles in connection therewith) or (ii) to the extent that the aggregate amount of all such judgments and orders does not exceed $250,000.

(f) Voluntary Bankruptcy, Etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, provisional liquidator, examiner, interim examiner, process adviser, administrator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker, or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the Maker convening a meeting of, or proposing to enter into any arrangement or composition with or for the benefit of, its creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing including the passing of an effective resolution for the winding up of the Maker.

(g) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, provisional liquidator, examiner, interim examiner, process adviser, administrator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker, or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

7. Remedies.

(a) Upon the occurrence of an Event of Default specified in Sections 5(a), 5(b) and 5(c) hereof, interest shall accrue at the rate of 15% per annum on the Outstanding Amount until the entire Outstanding Amount is paid in full.

(b) Upon the occurrence of an Event of Default specified in Sections 5(d), 5(e), 5(f) and 5(g), the Outstanding Amount, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

(c) Upon the occurrence of an Event of Default specified in Section 5 hereof, in addition to the remedies specified in Sections 6(a) and 6(b) hereof, the Payee may take such proceedings and/or other action against the Maker to enforce its obligations under this Note and under the Note Purchase Agreement.

(d) In the event of an Event of Default hereunder, the Maker shall pay the Payee’s reasonable attorney’s fees in collecting under and enforcing this Note.

8. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker or any endorser or guarantor of, or surety for, this Note by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker and all endorsers and guarantors of, and sureties for, this Note agree that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

9. Unconditional Liability. The Maker and all endorsers and guarantors of, and sureties for, this Note hereby waive all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

10. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by email (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows:

(i) If to the Maker:

Powermers Smart Industries, Inc.
1500 Broadway, Suite 3300A
New York, New York 10036
Attention: Chris Thorne
Email: [***]

with a copy (which shall not constitute notice) to:

Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174
Attention: David A. Miller; Jeffrey M. Gallant
Email: [***]; [***]

(ii) If to the Payee:

Antara Capital Total Return SPAC Master Fund LP

55 Hudson Yard, 47th Floor, Suite C

New York, NY 10001

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Christian O. Nagler, P.C.; Anthony J. Zangrillo

Email: [***]; [***]

or to such other address or addresses as the parties may from time to time designate in writing. Without limiting the foregoing, any party may give any notice or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

11. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

12. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Termination. This Note shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the repayment of the Outstanding Amount in full.

14. Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof; provided, that, nothing herein is intended to supersede the Note Purchase Agreement or any documentation contemplated thereby, unless so specified. In the event of any inconsistency between the statements in the body of this Note and the Note Purchase Agreement, the statements in the body of the Note Purchase Agreement shall control.

15. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

16. Costs. The Maker shall pay all documentary, stamp, transfer and other transactional taxes attributable to the issue to the Payee of this Note and the issue of securities upon conversion or exchange of this Note, if any.

17. Assignment. The holder of this Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Maker’s office, and promptly thereafter and at the Maker’s expense, receive in exchange therefor one or more new Note(s), dated the date of this Note and in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the Outstanding Amount. Upon receipt by the Maker of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Maker, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as this Note, in the same principal amount as the Outstanding Amount and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note. This Note may not be transferred, assigned or delegated by the Maker without the prior written consent of the Payee. The Payee may assign this Note without the prior written consent of the Maker to any of its affiliates, so long as the applicable assignee executes a joinder to this Note, in form and substance reasonably satisfactory to the Maker, pursuant to which such assignee agrees to be bound by the terms hereof as though such assignee was the Payee. This Note and all of the provisions hereof shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

18. Ranking of Indebtedness. The Maker and the Payee agree that this Note is a general unsecured obligation of the Maker ranking pari passu in right of payment to any existing Indebtedness of the Maker.

19. Tax Matters.

(a) In each case for U.S. federal income tax and applicable state and local tax purposes, the Payee and the Maker agree to treat this Note (i) as indebtedness of the Maker, (ii) not as a contingent payment debt instrument within the meaning of Treasury Regulations Section 1.1275-4 and (iii) any conversion of this Note to Company Common Stock as a transaction for which no gain or loss is realized pursuant to Internal Revenue Service Revenue Ruling 72-265, and the Payee and the Maker shall take no contrary position on any tax return or before any taxing authority unless otherwise required by a final determination within the meaning of Section 1313 of the Code or any corresponding provision of state or local law.

(b) The Maker shall make all payments to be made by it under this Note without any withholding or deduction for or on account of tax (a “Tax Deduction”) unless a Tax Deduction is required by law. If a Tax Deduction is required by law to be made by the Maker, the Maker shall (a) provide notice to the Payee as soon as reasonably practicable after such determination and at least five (5) business days prior to the date the applicable payment is scheduled to be made and (b) cooperate with the Payee to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law. The Payee shall provide the Maker an IRS Form W-9 or appropriate IRS Form W-8, as applicable, on or before the first interest payment date hereunder.

20. Submission to Jurisdiction. Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within the State of Delaware, and then, if such federal court declines to accept jurisdiction, any state or federal court within New York, New York), for the purposes of any Action (as defined in the Note Purchase Agreement) (i) arising under this Note or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Note or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action or cause thereof against such party (x) arising under this Note or (y) in any way connected with or related or incidental to the dealings of the parties in respect of this Note or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (a) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 19 for any reason, (b) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (x) the Action or cause thereof in any such court is brought against such party in an inconvenient forum, (y) the venue of such Action or cause thereof against such party is improper; or (z) this Note, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth on their signature pages hereto shall be effective service of process for any such Action, demand, or cause thereof.

21. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, PROCEEDING OR CAUSE OF ACTION BASED UPON, ARISING OUT OF, OR RELATING TO, (I) THIS NOTE OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, PROCEEDING OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

[Signature page follows]

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

POWERMERS SMART INDUSTRIES, INC.

By:
Name:
Title:

Agreed and Acknowledged:

ANTARA CAPITAL TOTAL RETURN
SPAC MASTER FUND LP

by Antara Capital Total Return SPAC Master Fund GP LLC, its general partner

By:
Name:	Himanshu Gulati
Title:	Managing Member